iShares®
iShares Trust
Supplement dated June 28, 2024 (the “Supplement”)
to the currently effective Summary Prospectus, Prospectus
and Statement of Additional Information (the “SAI”) for the iShares U.S. Tech Breakthrough Multisector ETF (TECB) (the “Fund”)
The following changes will take effect for the Fund on or around June 28, 2024:

1.	The applicable sections of the Summary Prospectus and Prospectus entitled “Fees and Expenses” are deleted in their entirety and replaced with the following:
The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except: (i) the management fees, (ii) interest expenses, (iii) taxes, (iv) expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, (v) distribution fees or expenses, and (vi) litigation expenses and any extraordinary expenses.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)[1,2]
Management Fees	Distribution and Service (12b‑1) Fees	Other Expenses[3]	Total Annual Fund Operating Expenses

0.30%	None	0.00%	0.30%

[1]	Operating expenses paid by BFA under the Investment Advisory Agreement exclude acquired fund fees and expenses, if any.

[2]	The expense information in the table has been restated to reflect current fees.

[3]	The amount rounded to 0.00%.

Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years

$31	$97	$169	$381

2.	The third paragraph of the section of the Prospectus entitled “Management” is deleted in its entirety and replaced with the following:
Effective June 28, 2024, BFA is paid a management fee from the Fund, as a percentage of the Fund’s average daily net assets, at the annual rate of 0.30%. Prior to June 28, 2024 and for the fiscal year ended July 31, 2023, BFA was paid a management fee from the Fund, as a percentage of the Fund’s average daily net assets, at the annual rate of 0.40% and voluntarily waived a portion of its management fee such that the Fund’s total annual fund operating expenses after the fee waiver did not exceed 0.30%.

3.	In the Management Fee table on pages 84‑85 of the SAI, footnote (6) is deleted in its entirety and replaced with the following:
Effective June 28, 2024, the management fee for the iShares U.S. Tech Breakthrough Multisector ETF is 0.30%. Prior to June 28, 2024, BFA was paid a management fee from the iShares U.S. Tech Breakthrough Multisector ETF, as a percentage of the Fund’s average daily net assets, at the annual rate of 0.40% and had voluntarily waived a portion of its management fee such that the Fund’s total annual fund operating expenses after the fee waiver would not exceed 0.30%. For the fiscal years ended July 31, 2023, July 31, 2022, and July 31, 2021, BFA waived $340,690, $391,915, and $359,672, respectively of its management fees.
If you have any questions, please call 1‑800‑iShares (1‑800‑474‑2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.
IS‑SUPP‑TECB‑0624

PLEASE RETAIN THIS SUPPLEMENT
FOR FUTURE REFERENCE